SCHEDULE 14C
                                 (Rule 14c-101)

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Definitive Information Statement

|_|   Confidential for Use of the Commission Only (as permitted by Rule
      14c-5(d)(2))

                            GENERAL COMPONENTS, INC.

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee previously paid with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                              INFORMATION STATEMENT

                                       OF

                            GENERAL COMPONENTS, INC.

                       Suite 2021, 20/F, Two Pacific Place
                             88 Queensway, Hong Kong

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                       TO YOU BY THE BOARD OF DIRECTORS OF
                            GENERAL COMPONENTS, INC.

                        WE ARE NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

      This Information Statement is being mailed or furnished to the stockholders of General Components, Inc., a Nevada corporation (the "Company"), in connection with the authorization of the corporate action described below by the Company's Board of Directors at a telephonic meeting held on August , 2006, and the subsequent approval of such corporate action by the written consent, dated August , 2006, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company's common stock, par value $0.001 per share (the "Common Stock") outstanding on such date. Stockholders holding in
the aggregate           shares of Common Stock or   % of the Common Stock
outstanding on such date, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

      This Information Statement is first being mailed or furnished to the stockholders of the Company on or about August , 2006, and the transaction described herein shall not become effective until the 20th day thereafter.

                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS

      [At a telephone meeting of] the Board of Directors of the Company on August , 2006, the Board of Directors adopted a resolution to effect a reverse split of the Company's Common Stock of one share for ten shares outstanding so that every ten outstanding shares of common stock before the stock split shall represent one share of common stock after the stock split (the "Board Minutes"). The Board Minutes are attached hereto as APPENDIX A. The action taken by the Board of Directors with respect to the reverse stock split was subsequently adopted by the written consent of the Company's stockholders entitled to vote a majority of the shares of Common Stock then outstanding on August , 2006 (the "Stockholder Consent"). A form of the Stockholder Consent is attached hereto as APPENDIX B.

      The reasons for, and general effect of, the reverse stock split is described in "ADOPTION OF A RESOLUTION TO EFFECT A REVERSE SPLIT OF THE COMPANY'S COMMON STOCK."

      The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

                                     GENERAL

      This Information Statement is first being mailed or furnished to
stockholders on or about August   , 2006, and the reverse stock split described
herein will not become effective until the 20th calendar day thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

                           VOTE OBTAINED - NEVADA LAW

      Pursuant to Nevada Revised Statutes ("NRS") 78.2055(1) and the Company's Certificate of Incorporation, an affirmative vote by stockholders holding shares entitling them to exercise a majority of the voting power is sufficient to authorize a decrease in the number of outstanding shares. NRS 78.320 provides that, unless otherwise provided in the Company's Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the reverse stock split described herein as early as possible in order to accomplish the purposes as hereafter described, the Company's Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Company's voting stock, which voting stock is comprised of the Common Stock. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

      As of August 14, 2006, there were 100,030,000 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

      Stockholders holding in the aggregate     shares of Common Stock or   % of
the Common Stock outstanding on such date, approved the reverse stock split.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth, as of August   , 2006, certain information
concerning the beneficial ownership of Common Stock by (i) each stockholder known by the Company to own beneficially five percent or more of Common Stock outstanding; (ii) each director; (iii) each executive officer; and (iv) all of the Company's executive officers and directors as a group, and their percentage ownership.

---------------------------------------------------------------------------------------------------
                                                               Amount and Nature
         Names and Addresses                                     of Beneficial           Percent of
         of Beneficial Owners                                     Ownership(1)              Class
         --------------------                                     ------------              -----
---------------------------------------------------------------------------------------------------
         Simon Mu(2)                                               21,599,272               21.60%
---------------------------------------------------------------------------------------------------
         Lotus Liberator Fund                                      10,579,240               10.58%
         Room 2703, 27/F,The Centrium
         60 Wyndham Street
         Central, Hong Kong
---------------------------------------------------------------------------------------------------
         Dan Zheng Lee                                              9,256,832                9.26%
         2 Hudson Court
         Franklin Park, New Jersey
         08823
---------------------------------------------------------------------------------------------------
         Bruce Cole(2)                                              6,171,216                6.17%
---------------------------------------------------------------------------------------------------
         China Enterprise Investments                               5,701,696                5.70%
         No. 12 Limited
         P.O. Box 309GT
         Ugland House
         South Church Street
         Georgetown, Grand Cayman
         Cayman Islands
---------------------------------------------------------------------------------------------------
         Junichi Goto(2)                                              617,120                 *
---------------------------------------------------------------------------------------------------
         Jonathan Chan(2)                                             493,696                 *
---------------------------------------------------------------------------------------------------
         Regis Kwong(2)                                               308,560                 *
---------------------------------------------------------------------------------------------------
         Peter Wang(2)                                                308,560                 *
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
All directors and executive officers as a group (6 persons)        29,498,424                29.5%
---------------------------------------------------------------------------------------------------

================================================================================

      * Less than one percent.

      (1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them.

      (2) Indicates a director and/or executive officer of the Company. The address of each such individuals is c/o General Components, Inc., Suite 2021, 20/F, Two Pacific Place, 88 Queensway, Hong Kong.

                        NOTICE TO STOCKHOLDERS OF ACTION
                       APPROVED BY CONSENTING STOCKHOLDERS

      The following action has been approved by the written consent of the holders together entitled to vote a majority of the aggregate shares of Common
Stock:

            ADOPTION OF A RESOLUTION TO EFFECT A REVERSE SPLIT OF THE
                             COMPANY'S COMMON STOCK

Purpose of the Reverse Stock Split

      The Company's Board of Directors has determined that it is in our best interest to effect a reverse split of our Common Stock of one share for ten shares outstanding so that every ten outstanding shares of common stock before the stock split shall represent one share of common stock after the stock split with all fractional shares rounded up to the next whole share. The Board of Directors believes that the reverse stock split is necessary in view of the recent significant decline in our stock price and will allow the Company's Common Stock to trade in a more realistic price range. Consequently, the Board of Directors has recommended that we effect of a reverse split of our Common Stock.

Principal Effects of the Reverse Stock Split

      On the effective date of the stock split, each ten shares of our Common Stock issued and outstanding immediately prior to the stock split effective date (the "Old Shares") will automatically and without any action on the part of the shareholders be converted into one share of our Common Stock (the "New Shares"). In the following discussion, we provide examples of the effects of a one-for-ten reverse stock split.

      Corporate Matters. The reverse stock split would have the following effects on the number of shares of common stock outstanding:

            o in a one-for-ten reverse stock split, every ten of our Old Shares owned by a stockholder would be exchanged for one (1) New Share; and

            o the number of shares of our Common Stock issued and outstanding will be reduced from 100,030,000 shares to 10,030,000 shares.

      The reverse stock split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

      Fractional Shares. No scrip or fractional share certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the 1 for 10 reverse stock split ratio, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

      Holders of options and warrants to purchase shares of Common Stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares, because they hold options which upon exercise would result in a number of shares of Common Stock not evenly divisible by the 1 for 10 reverse stock split ratio, will receive a number of shares of Common Stock rounded up to the nearest whole number.

      Authorized Shares. Upon effectiveness of the reverse stock split, the number of authorized shares of common stock would remain the same. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock.

      Accounting Matters. The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion to the reverse stock split ratio (that is, in a one-for-ten reverse stock split, the stated capital attributable to our Common Stock will be reduced to one-tenth of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our common stock outstanding.

      Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions to our Board and stockholders. Other than the reverse stock split proposal, our Board does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

      The reverse stock split will become effective on the 20th calendar day following the mailing of this Information Statement, and which we refer to as the effective time (Effective Time). Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

      As soon as practicable after the Effective Time, stockholders will be notified that the reverse stock split has been effected. The Company expects that its transfer agent, Pacific Stock Transfer Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to any stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares.

      STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Federal Income Tax Consequences of the Reverse Stock Split

      The following is a summary of certain material federal income tax consequences of the reverse stock split. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with his or her own tax advisor with respect to the tax consequences of the reverse stock split.

      No gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares being exchanged. If fractional shares are present as a result of the split, and the stockholder realizes a gain on the exchange, the stockholder will recognize a taxable gain equal to the lesser of the cash received or the gain realized. If fractional shares are present and a loss is realized on the exchange, the loss is not recognized, but rather the loss must be deferred until the stockholder disposes of the New Stock in a taxable transaction. The stockholder's basis in the New Stock is equal to the basis in the stock exchanged less any cash received plus gain recognized, if any.

      Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences of the reverse stock split.

Vote Required

      The affirmative vote of the holders of a majority of all outstanding shares of the Company's common stock entitled to vote on this proposal has been received in the form of a written consent in lieu of special meeting.

Dissenters' Rights of Appraisal

      We are a Nevada corporation and are governed by the NRS. Holders of our voting securities are not entitled to dissenters' rights under NRS Section 92A.380 with respect to the reverse split of the Company's common stock.

Interest of Certain Persons in Matters to be Acted Upon

      No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the stock split that is not shared by all other shareholders of ours.

           WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

      The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

August     , 2006

                                   APPENDIX A

                              MINUTES OF A MEETING
                                OF THE DIRECTORS
                           OF GENERAL COMPONENTS, INC.

                                August   , 2006

      A telephonic meeting (the "Meeting") of the Board of Directors (the "Board") of General Components, Inc., a Nevada corporation (the "Corporation"), was held on August , 2006. In attendance were the following members of the
Board: Simon Mu, Junichi Goto, Regis Kwong, and Peter Wang. The following
members of the Board were not present:            . Also in attendance were
      .

      Mr.          ,           , acted as Chairman and Secretary of the Meeting.
There being a majority of the Directors of the Board present in person at the Meeting, the Chairman declared that there was a quorum and the Meeting could commence.

      RESOLVED, that all issued and outstanding shares of Common Stock, par value of $0.001 per shares ("Old Common Stock"), outstanding as of the close of business on the 20th calendar day following the mailing of the Information Statement of the Company filed with the Securities and Exchange Commission on
Schedule 14C (the "Effective Date") shall automatically and without any action on the part of the holder of the Old Common Stock be converted in 0.10 times the number of shares of Old Common Stock, par value 0.001 per share ("New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are converted under the terms hereof. Prior to the Effective Date, there are 100,030,000 shares of issued and outstanding shares of Old Common Stock. On the Effective Date, there will be approximately 10,030,000 issued and outstanding shares of New Common Stock; and be it further

      RESOLVED, that the Corporation file a Current Report on Form 8-K to reflect the one-for-ten reverse split of the Corporation's common stock and provide notification thereof to NASDAQ; and be it further

      RESOLVED, that the officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, to take any and all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

      Thereafter, there being no further matters to discuss, the Meeting was adjourned.


                                        ________________________________________
                                        Bruce Cole, Secretary

                                   APPENDIX B

                                 WRITTEN CONSENT
                                     OF THE
                                  STOCKHOLDERS
                                       OF
                             GENERAL COMPONENTS INC.

            The undersigned, constituting a majority of the stockholders (collectively, the "Stockholders") of General Components Inc., a Nevada corporation (the "Corporation"), do hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

            WHEREAS, the Board of Directors of the Corporation, having considered a reverse split of the Corporation's common stock, deem it advisable and in the best interests of the Corporation and its Stockholders that the Corporation effect a reverse split of its common stock.

NOW, THEREFORE, BE IT

            RESOLVED, that all issued and outstanding shares of Common Stock, par value of $0.001 per shares ("Old Common Stock"), outstanding as of the close of business on the 20th calendar day following the mailing of the Information Statement of the Company filed with the Securities and Exchange Commission on
Schedule 14C (the "Effective Date") shall automatically and without any action on the part of the holder of the Old Common Stock be converted in 0.10 times the number of shares of Old Common Stock, par value 0.001 per share ("New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are converted under the terms hereof. Prior to the Effective Date, there are 100,030,000 shares of issued and outstanding shares of Old Common Stock. On the Effective Date, there will be 10,030,000 issued and outstanding shares of New Common Stock; and be it further

            RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and fully to effectuate the purposes and intents thereof, and that all actions taken by the officers of the Corporation to date, in connection with the foregoing resolution or otherwise, are hereby in all respects confirmed, ratified and approved.

      IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of the _____ day August 2006.

                                        ________________________________________
                                        Simon Xinming Mu

                                        ________________________________________
                                        Dan Zheng Lee

                                        ________________________________________
                                        Bruce A. Cole

                                        ________________________________________
                                        Nap Kee Joseph Chan

                                        ________________________________________
                                        Lawrence Friedman

                                        ________________________________________
                                        Junichi Goto

                                        ________________________________________
                                        Peter Wang

                                        ________________________________________
                                        Regis Kwong

                                        ________________________________________
                                        Ming Sun Jonathan Chan

                                        ________________________________________
                                        Shumin Tian

                                        ________________________________________
                                        Ping Mao

                                        ________________________________________
                                        Hon Man Yun

                                        ________________________________________
                                        Bing Xu

                                        ________________________________________
                                        Joseph Roach

                                        ________________________________________
                                        Shao Hui Cheng

                                        ________________________________________
                                        Bing Zhao

                                        ________________________________________
                                        Xiaobo Long

                                        ________________________________________
                                        Jane Yang

                                        ________________________________________
                                        Chun Yan Geng

                                        ________________________________________
                                        Chun Hua Hu

                                        ________________________________________
                                        Yinglian Kuai

                                        ________________________________________
                                        Tao Jiang

                                        ________________________________________
                                        Lo San David Ho

                                        ________________________________________
                                        Yaping Ni

                                        ________________________________________
                                        Chen Bin Gu

                                        ________________________________________
                                        Fan Zeng

                                        HUGHES INDUSTRIES LTD.

                                        ________________________________________
                                        By:
                                        Title:
                                        CHINA ENTERPRISES INVESTMENTS NO. 12
                                        LIMITED

                                        ________________________________________
                                        By: Junichi Goto
                                        Title:
                                        LOTUS LIBERATOR FUND

                                        ________________________________________
                                        By: Paul Pheby
                                        Title:  Director
                                        JAPAN CHINA INVESTMENT NO. 2 LIMITED

                                        ________________________________________
                                        By: Junichi Goto
                                        Title: